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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 21, 2000



                          PACIFIC GULF PROPERTIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           MARYLAND                  1-12546                     33-0577520
(STATE OR OTHER JURISDICTION       (COMMISSION                 (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)

   4220 VON KARMAN AVE, SECOND FLOOR                             92660-2002
       NEWPORT BEACH, CALIFORNIA                                 (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 223-5000

                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER.

        Filed herewith as Exhibit 99.1 is a press release issued on December 21, 2000 by Pacific Gulf Properties Inc. announcing the deletion of three properties from the sale of its industrial properties portfolio to CalWest Industrial Properties, LLC.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

            The following exhibit is filed with this report on Form 8-K:

            Exhibit No.                     Description
            -----------                     -----------
               99.1 Press Release of Pacific Gulf Properties Inc. issued on December 21, 2000.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PACIFIC GULF PROPERTIES INC.



Date: December 26, 2000                     By: /s/ Donald G. Herrman
                                                --------------------------------
                                                    Donald G. Herrman
                                                    Executive Vice President and
                                                    Chief Financial Officer and
                                                    Secretary

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                                 EXHIBIT INDEX


       NUMBER
       EXHIBIT                    DESCRIPTION
       -------                    -----------

         99.1 Press Release of Pacific Gulf Properties Inc. issued on December 21, 2000.